EMPLOYMENT & NON-COMPETE AGREEMENT


         This Agreement is made as of July 22, 1997, between Infodata Systems Inc., a Virginia Corporation (the "Company"), AMBIA Corporation, a California corporation ("AMBIA"), and Razi Mohiuddin ("Employee"). The Company and Employee agree as follows:

         1. Employment. The Company and AMBIA agree to employ Employee and Employee accepts such employment by the Company upon the terms and conditions set forth in this Agreement, for the period beginning on the date of this agreement and ending upon termination pursuant to paragraph 4 (the "Employment Period"). During the Employment Period, employee shall serve: (a) the Company as Vice President, West Coast Operations, and shall be responsible for (i) vertical integration of the Company's Business into the pharmaceutical industry, and (ii) the Company's United States consulting and integration activities west of the Mississippi River; and (b) AMBIA as Executive Vice President, provided that and for so long as AMBIA remains a subsidiary of the Company. Employee shall perform his duties in California, unless the parties mutually agree in writing otherwise.

         2. Compensation and Benefits. In consideration for the valuable services to be rendered by Employee and for his agreement not to compete against the Company as described in paragraph 5, the Company hereby agrees that during the two years of the Employment Period, the Company will pay employee a gross salary at the annual rate of $110,000 per annum (the "Base Salary"). Employee's Base Salary may be adjusted annually based on an annual performance salary review as determined in the reasonable discretion of the Board of Directors of the Company (the "Board"); provided, however, that employee's Base Salary may not be adjusted to an amount which is less than the initial Base Salary amount stated above. Employee will also be eligible for participation in the Company's incentive compensation program, 1995 Stock Option Plan, as amended, 1997 Stock Purchase Plan and other employee benefit and welfare benefit plans and programs provided to other employees of the Company from time to time. The Company shall reimburse (or pay on his behalf) reasonable expenses incurred by Employee at the request of, or on behalf of, the Company in the performance of Employee's duties pursuant to this Agreement and in accordance with the Company's employment policies.

         3. Services. During the Employment Period, Employee agrees to devote his best efforts and substantially all of his business time and attention to the business affairs of the Company (except for reasonable vacation periods subject to the reasonable approval of the Board of reasonable periods of illness or other incapacity). During the Employment Period, Employee agrees to render such services as the Board may from time to time direct. During the Employment Period, Employee agrees that he will not, except with the prior written consent of the Board or President of the Company, become engaged in or render services for any business other than the Business of the Company; provided, however, that Employee may purchase or otherwise acquire up to (but not more than) five percent (5%) of any class of securities of any enterprise (but without otherwise actively participating in the activities of such enterprise) and up to (but not more than one percent (1%) of any class of securities of any enterprise (but without otherwise actively participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. Notwithstanding anything to the contrary in this Agreement, the Board and the President of the Company hereby agree that Employee may render services for the businesses listed on Exhibit "A" hereto so long as Employee's services to such other businesses does not unreasonably interfere, in the opinion of the Board of the President of the Company, with Employee's performance of his duties to the Company or the Company's Business.

         4. Termination. The Employment Period will continue from the date of this Agreement for a period of twenty-four (24) months, unless extended by the mutual agreement of the Company and Employee or unless terminated earlier by (a) Employee's death or permanent disability which renders the Employee unable to perform his duties hereunder (as determined by the provider of the Company's disability insurance under the terms of the Company's disability insurance policy), (b) by Employee's resignation upon prior written notice to the Company of sixty (60) days or (c) the Board for Cause. For purpose of this paragraph "Cause" shall mean (i) the failure or refusal of Employee to follow the lawful directives of the Board or a designee (except due to sickness, injury or disabilities), which directives are substantially consistent with Employee's employment responsibilities hereunder, (ii) gross inattention to duty or any other willful, reckless or grossly negligent act (or omission to act) by Employee, which, in the good faith judgment of the Board, materially injures the Company, including the failure to follow the policies and procedures of the Company, (iii) a material breach of this Agreement by Employee, or (iv) the commission by Employee of a felony or other crime involving moral turpitude or the commission by Employee of an act of financial dishonesty against the Company.

         5.       Noncompetition.

                  (a) The non-compete provisions of this paragraph 5 will apply to Employee during the Employment Period and upon the expiration of the Employment Period or the earlier termination of the Employment Period under paragraphs 4(b) or 4(c) above. In the event the Employment Period is earlier terminated without Cause, then no part of this paragraph 5 will apply to Employee.

                  (b) Employee recognizes and acknowledges that by virtue of accepting employment hereunder, Employee will acquire valuable knowledge, enhance his professional skills and experience, and learn proprietary trade secrets and Confidential Information (as hereinafter defined in Paragraph 6) of the Company. In consideration of the foregoing and this employment contract, Employee agrees that during the Employment Period and for two (2) years thereafter (the "Non-Compete Period"), Employee will not directly or indirectly:

                           (i) except in connection with any duties as an employee of the Company, divert or attempt to divert any party who is or was an existing or prospective client, customer or supplier of AMBIA and/or the Company within the last 28 months prior to the date of termination from engaging in business with the Company or any of its Affiliates, or provide any services or products to or engage in any business that is competitive with Infodata's or AMBIA's Business;

                           (ii) during the one-year period immediately following the date of termination of employment under this Agreement, solicit for employment or encourage to leave their employment, in each case, either as an employee, agent or representative, any person who was during the two-year period prior to such solicitation or encouragement or is an officer, employee, agent or representative of AMBIA or the Company;

                           (iii) disturb, or attempt to disturb, any business relationship between any third party and AMBIA or the Company; or


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

                           (iv) make any statement to any third party, including the press or media, which is false or defamatory regarding either AMBIA or the Company.

Employee and the Company each agree that the restraints imposed under this paragraph 5 are reasonable and not unduly harsh or oppressive.

                  (c) If, at the time of enforcement of any provision of paragraph 5(b) above, any of the provisions of this paragraph 5 shall be determined to be invalid or unenforceable by reason of being vague or unreasonable as to duration, area, scope of activity or otherwise, then this paragraph shall be considered divisible (with the other provisions to remain in full force and effect) and the invalid or unenforceable provisions shall become and be deemed to be immediately amended to include only such time, area, scope of activity and other restrictions, as shall be determined to be reasonable and enforceable by the court or other body having jurisdiction over the matter, and Employee expressly agrees that this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

                  (d) Since a material purpose of this Agreement is to protect the Company's and AMBIA's investment in the Employee and to secure the benefits of his background and general experience in the industry, the parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this paragraph 5. Therefore, in the event of a breach by Employee of any of the provisions of this paragraph 5, the Company, AMBIA or their successors or assigns may, in addition to other rights and remedies existing in their favor apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions of this Agreement.

         6. Confidential Information. Employee acknowledges that the information, observations, data and trade secrets (collectively, "Confidential Information") obtained by him during the course of his performance under this Agreement concerning AMBIA's and the Company's Business are the property of the AMBIA and/or the Company. For purposes of this Agreement, "trade secret" means any method, program or compilation of information which is used in AMBIA's or the Company's Business, including but not limited to: (a) techniques, plans and materials used by either AMBIA or the Company, (b) business and marketing methods and strategies employed by either AMBIA or the Company, (c) all computer hardware and software developed or utilized by either AMBIA or the company in its Business and (d) all lists of past, present or prospective clients, customers and suppliers of either AMBIA or the Company; provided, however, that such term shall not include any such items Employee lawfully used, owned, possessed or developed prior to the formation of AMBIA and was using for purposes unrelated to AMBIA's Business at any time prior to the date of this Agreement. Employee agrees that he will not disclose to any unauthorized Person or use for his own account any of such Confidential Information without the Board's written consent, unless and to the extent that the aforementioned matters becoming generally known to and available for use by the public other than as a result of Employee's acts or omissions to act or become known to Employee lawfully outside the scope of his employment under this Agreement. Employee agrees to deliver to the Company at the termination of his employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the Business of either AMBIA or the Company which he may then possess or have under his control.

         7. Notices. Any notice provided for in this Agreement shall be in writing and shall be either


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

personally  delivered,  sent by  overnight  courier
(e.g., Federal Express) or mailed by first class certified mail, return receipt requested, to the recipient at the address below indicated:

         To the Company:            Infodata Systems Inc.
                                    12150 Monument Drive, Suite 400
                                    Fairfax, Virginia 22033
                                    Attention:  Mr. Harry Kaplowitz, President

         To Employee:               Razi Mohiuddin
                                    19805 Oakhaven Drive
                                    Saratoga, CA  95070

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered, sent or mailed.

         8. Miscellaneous. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. The parties agree that (i) the provisions of this Agreement shall be severable in the event that any of the provisions hereof are for any reason whatsoever invalid, void or otherwise unenforceable, (ii) such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable and (iii) the remaining provisions shall remain enforceable to the fullest extent permitted by law. This Agreement, the Merger Agreement and the other agreements and documents executed in connection with the Merger Agreement contain the entire agreement and understanding among the parties with respect to the subject matter hereof and supersede and preempt any and all prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. This Agreement may be executed on separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. This Agreement is intended to bind and inure to the benefit of and benefit of and be enforceable by Employee and the Company, and their respective successors and assigns. Employee may not assign his rights or delegate his obligations hereunder without the prior written consent of the Company. The Company may assign its rights and delegate its duties hereunder without the consent of Employee to Permitted Transferees. All questions concerning the construction, validity and interpretation of the Agreement will be governed by the internal law, and not the law of conflicts, of the State of California. Any provision of this Agreement maybe amended or waived only with the prior written consent of the Company and Employee.

         9.  Definitions.  "PERSON"  shall  mean and  include an  individual,  a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a governmental entity or any department or agency thereof. "PERMITTED TRANSFEREE" shall mean (a) any successor by merger or consolidation to the Company or any Permitted Transferee; (b) any purchaser of all or substantially all of the Company's or any Permitted Transferee's assets; and (c) any lender to (i) the Company, (ii) any Permitted Transferee and/or (iii) any affiliate of the Company or of any Permitted Transferee. "BUSINESS" shall mean with respect to either AMBIA or the Company, (i) the design, development, installation, implementation, sale, support, maintenance, marketing and management of electronic document management systems, including the performance of integration services and the design, development, sale, and re-sale of software products relating to such systems, and (ii) the design, development, support, maintenance, sale, re-sale and integration of software products that are being produced or are in the process of being produced, designed or developed by either AMBIA or the Company as of the date of this Agreement.


         IN WITNESS WHEREOF, the parties have executed the Agreement on the day and year first above written.


WITNESS/ATTEST:                                      INFODATA SYSTEMS INC.



                                                 By: /s/Harry Kaplowitz
-----------------------                              --------------------------
                                                     Harry Kaplowitz, President



                                                    /s/Razi Mohiuddin
-----------------------                              --------------------------
                                                     Razi Mohiuddin

                                   SCHEDULE A

                   LIST OF BUSINESSES FOR WHICH RAZI MOHIUDDIN
                       MAY RENDER SERVICES PURSUANT TO HIS
                 EMPLOYMENT AGREEMENT DATED AS OF JULY 22, 1997



                                  ONSALE, Inc.*


                            Software Partners, Inc.*














*-Provided that such services do not compete with the products or services of Infodata or AMBIA, as set forth in the Employment Agreement.



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